Exhibit 10.23

FIRST AMENDMENT TO CONTRIBUTION AND EXCHANGE AGREEMENT

This First Amendment to Contribution and Exchange Agreement (the “Amendment”), effective as of [*], 2025 (the “Amendment Effective Date”), is by and between Focus Impact Acquisition Corp., a Delaware corporation (the “FIAC”), DevvStream Holdings Inc., a company existing under the laws of the Province of British Columbia (“DevvStream”) and Crestmont Investments LLC, a Delaware limited liability company (the “Owner,” and, collectively with FIAC and DevvStream, the “Parties”).

R E C I T A L S

WHEREAS, the Parties executed and delivered that Contribution and Exchange Agreement dated as of October 28, 2024 (the “Contribution and Exchange Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Contribution and Exchange Agreement; and

WHEREAS, the Parties desire to permit the Owner’s NewPubCo Shares to be released from transfer restrictions set forth in the Contribution and Exchange Agreement on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.          Amendment to Contribution and Exchange Agreement. Section 7(b) of the Contribution and Exchange Agreement is hereby deleted in its entirety and the following substituted therefor:

“Upon the effective date of the Registration Statement, all of the Owner’s NewPubCo Shares shall be released from the transfer restrictions contemplated by Section 8 of this Agreement.”

2.           General.

(i)         This Amendment shall be effective only for the specific purposes set forth herein, and, except as modified by this Amendment, the terms, covenants and provisions of the Contribution and Exchange Agreement are hereby ratified and confirmed and shall continue in full force and effect.

(ii)         This Amendment may be executed in any number of counterparts, and via facsimile, e-mail or other means of electronic transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first set forth above.

“Owner”

CRESTMONT INVESTMENTS LLC,
a Delaware limited liability company

By:	/s/ David Beach
Name: David Beach
Title: Principal

“FIAC”

FOCUS IMPACT ACQUISITION CORP.,
a Delaware corporation

By:	/s/ Carl Stanton
Name: Carl Stanton
Title: Chief Executive Officer

“DevvStream”

DEVVSTREAM HOLDINGS INC.,
a company existing under the laws of the Province of British Columbia

By:	/s/ Sunny Trinh
Name: Sunny Trinh
Title: Chief Executive Officer